Exhibit 6
                                         Item 601 S-K Exhibit 24



                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 18th day of June, 1995.


                             /s/ JAMES A. CUNNINGHAM
                             ____________________________

                          Page 12 of 22


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of June, 1995.


                             /s/ JAMES H. DEVLIN
                             ____________________________

                          Page 13 of 22


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of June, 1995.


                             /s/ CHARLES H. ERHART, JR.
                             ____________________________

                          Page 14 of 22


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of June, 1995.


                             /s/ WILLIAM R. GRIFFIN
                             ____________________________

                          Page 15 of 22




                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of June, 1995.


                             /s/ THOMAS C. HUTTON
                             ____________________________

                          Page 16 of 22


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1995.


                             /s/ WALTER L. KREBS
                             ____________________________

                          Page 17 of 22


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of June, 1995.


                             /s/  SANDRA E. LANEY
                             ____________________________

                          Page 18 of 22


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of June, 1995.


                             /s/ KEVIN J. MCNAMARA
                             ____________________________

                          Page 19 of 22


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of June, 1995.


                             /s/ JOHN M. MOUNT
                             ____________________________

                          Page 20 of 22


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1995.


                             /s/ D. WALTER ROBBINS, JR.
                             ____________________________

                          Page 21 of 22


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1995.


                             /s/ PAUL C. VOET
                             ____________________________

                          Page 22 of 22